THE ADVISORS' INNER CIRCLE FUND

                        INDEPENDENCE SMALL CAP PORTFOLIO

     SUPPLEMENT DATED OCTOBER 6, 2004 TO THE PROSPECTUS DATED MARCH 1, 2004


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

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Reorganization of the Independence Small Cap Portfolio

The Board of Trustees of the Independence Small Cap Portfolio (the "Independence Small Cap Portfolio") recently approved an agreement and plan of reorganization (the "Reorganization Agreement") between the Independence Small Cap Portfolio and the John Hancock Small Cap Fund (the "John Hancock Small Cap Fund"), a series of the John Hancock Equity Trust, advised by John Hancock Advisers LLC and sub-advised by Independence Investment LLC ("Independence").

The Reorganization Agreement sets forth the terms by which the Independence Small Cap Portfolio will transfer its assets and liabilities to the John Hancock Small Cap Fund in exchange for shares of the John Hancock Small Cap Fund, and subsequently distribute those John Hancock Small Cap Fund shares to the Independence Small Cap Portfolio shareholders (the "Reorganization"). As a result of the Reorganization, you will effectively become shareholders of the John Hancock Small Cap Fund.

Shareholders are required to approve the Reorganization by voting, in person or by proxy, at a special meeting of shareholders currently scheduled for December 1, 2004. If approved by shareholders, the Reorganization is expected to occur on December 3, 2004. You should expect to receive a prospectus/proxy statement that provides more detailed information about the proposed Reorganization, the John Hancock Small Cap Fund and the special meeting. If approved, Independence will continue to manage the fund in its role as sub-adviser to the John Hancock Small Cap Fund following the Reorganization.

DISCONTINUATION OF VOLUNTARY EXPENSE LIMITATION

Effective September 30, 2004, Independence discontinued its voluntary expense limitation for the Independence Small Cap Portfolio. Following the discontinuation of the voluntary expense waiver, the Independence Small Cap Portfolio's total annual operating expenses cap rose from 1.15% of the Independence Small Cap Portfolio's average daily net assets to the contractual limit of 1.85%.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.